Rule 497(e)

Registration No. 002-10806

1940 Act File No. 811-00216

NICHOLAS HIGH INCOME FUND, INC.

Supplement Dated March 1, 2005

To The Prospectus,

Dated April 30, 2004

This Supplement updates certain information contained in the above-referenced Prospectus of Nicholas High Income Fund, Inc., formerly known as Nicholas Income Fund, Inc. (the "Fund "). On October 29, 2004, the stockholders of the Fund approved changes to the Fund’s articles of incorporation, its bylaws, and certain investment restrictions in accordance with the recommendation of the Fund’s Board of Directors. The Fund's Proxy Statement dated September 10, 2004 discusses these changes. These changes to the articles of incorporation and the bylaws of the Fund were effective February 17, 2005.

The Fund's amended and restated articles of incorporation provide, among other things, that the Board of Directors of the Fund may authorize the designation of one or more classes of the Fund’s common stock, $0.01 par value per share, without stockholder approval. This change gives our Board of Directors greater flexibility to respond to the investment needs of the Fund's existing stockholders and potential stockholders seeking to invest in the Fund through various intermediaries.

Effective March 1, 2005, two classes of shares are offered by the Fund, Class I and Class N. Class I shares include all shares of the Fund outstanding prior to March 1, 2005.

The following language has been added to or replaces similar language on the front cover page of the Fund's Prospectus, dated April 30, 2004:

This Prospectus gives vital information about the no-load Class I shares of the Fund.

For your benefit and protection, please read it before you invest,

and keep it on hand for future reference.

The Fund offers one class of shares in this Prospectus, Class I.

The Fund also offers an additional class of shares, Class N,

which is available through a separate prospectus.

Each share class has its own expense structure and minimum investment requirement.

Minimum Initial Investment - $100,000

The first paragraph in the Fund's Prospectus, dated April 30, 2004, under the heading "INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS – Does the Fund invest in securities other than equity and fixed income securities?" is replaced with the following:

The Fund expects that a major portion of its portfolio will be invested in fixed income and equity securities in the manner previously described. However, the Fund also may invest in the securities of real estate investment trusts ("REITs") and other real estate-based securities (including securities of companies whose assets consist substantially of real property and interests therein) listed on a national securities exchange or authorized for quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"). In addition, the Fund also may invest in illiquid securities (up to 15% of the Fund's total assets), securities of other investment companies and warrants. In addition, other types of securities in which the Fund also may invest include, but are not limited to, futures, forwards and swaps and other derivative instruments consistent with the Fund's objectives and fundamental investment restrictions. Although not typically part of the Fund’s principal investments, from time to time these other securities may be included in the Fund’s portfolio. The Fund’s Statement of Additional Information provides a more detailed discussion of these types of securities.

The following question and answer are inserted in the Fund's Prospectus, dated April 30, 2004, under the heading "INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS" after the paragraph which begins "Risks Related to Certain Other Portfolio Investments and Strategies":

What impact did the provisions approved at the October 29, 2004 Special Meeting of the Fund’s Stockholders have on the Fund’s investment objectives and restrictions?

On October 29, 2004, the stockholders of the Fund approved changes to the Fund’s articles of incorporation, its bylaws, and certain investment restrictions in accordance with the recommendation of the Fund’s Board of Directors. These changes are not expected to affect the investment objective of the Fund. However, they should afford the Fund and its portfolio manger greater flexibility when implementing investment strategies designed to achieve the Fund’s objectives. In particular, the removal and changes to certain fundamental restrictions place the Fund in a better position to adapt to an evolving market and regulatory environment. Accordingly, while certain investment restrictions have changed, the Fund’s objectives and principal investment strategies remain the same.

The sixth paragraph in the Fund's Prospectus, dated April 30, 2004, under the heading "THE FUND'S INVESTMENT ADVISER" is replaced with the following:

The Fund pays all of its operating expenses. Operating expenses include, but are not limited to, fees paid for attendance at Board meetings to directors who are not interested persons of the Adviser or officers or employees of the Fund, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, legal fees and expenses, printing, fees and expenses of any custodian or trustee having custody of Fund assets, postage, charges and expenses of dividend disbursing agents, registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto, and certain other costs related to the aforementioned items. In July 2004, the Board of Directors of the Fund approved the Fund’s payment of the Adviser for accounting and administrative services provided to the Fund by the Adviser that the Fund is obligated to pay under the Investment Advisory Agreement, subject to certain payment guidelines adopted by unanimous resolution of the Board of Directors. In the past, the Adviser generally waived payment for such services. In accordance with the Board of Director’s decision, effective November 1, 2004, the Fund has paid and will on an ongoing basis pay the Adviser for such services in accordance with its obligations under the Investment Advisory Agreement subject to the guidelines imposed by the Board of Directors and agreed to by the Adviser. In reaching its determination, the Board of Directors considered the terms of the Investment Advisory Agreement, the quality of services provided by the Adviser, the costs to the Fund of obtaining such services from third parties, the reasonableness of the anticipated payments and the best interests of the shareholders. The Board of Directors concluded that the payment of the Adviser for providing such services, subject to the guidelines, was reasonable given the Fund’s obligations under the Investment Advisory Agreement, the quantity and quality of services provided by the Adviser, the cost of obtaining the services from a third party, and the interests of the shareholders in quality, continuity and efficiency. A description of the payment guidelines is included in the Fund’s Statement of Additional Information ("SAI") under "THE FUND'S INVESTMENT ADVISER."

The minimum investment in the first line of the table in the Fund's Prospectus, dated April 30, 2004, under the heading "PURCHASE OF FUND SHARES" is changed to $100,000.

The following paragraphs are added after the first paragraph in the Fund's Prospectus, dated April 30, 2004, under the heading "PURCHASE OF FUND SHARES - OTHER INFORMATION ABOUT PURCHASING FUND SHARES":

Class I has a minimum initial investment of $100,000. The following are exceptions to this required minimum amount:

(1) Existing shareholders of any of the Nicholas Funds as of March 1, 2005;

(2) Directors of the Nicholas Funds or Nicholas Company, Inc., the Adviser to the funds, and their family members;

(3) Employees of Nicholas Company, Inc. and their family members;

(4) Related parties of the Nicholas Funds or Nicholas Company, Inc.; and

(5) An advisor to a group of investors that makes a cumulative initial purchase on behalf of their clients in an amount of $100,000 or more.

Anyone who is eligible to purchase Class I shares of the Fund under any of the various provisions set forth above must include a written statement with the initial purchase order and application explaining which exception applies.

In compliance with the USA Patriot Act of 2001, please note that the transfer agent, U.S. Bancorp Fund Services, LLC ("U.S. Bancorp"), will verify certain information on your Account Application as part of the Fund's Anti-Money Laundering Program. As requested on the Account Application, you must supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted as a permanent address. Please contact U.S. Bancorp (800-544-6547 or 414-276-0535) if you need additional assistance when completing your application.

If we do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund also reserves the right to close the account within 5 business days if clarifying information or documentation is not received.

The eleventh paragraph in the Fund's Prospectus, dated April 30, 2004, under the heading "REDEMPTION AND EXCHANGE OF FUND SHARES - OTHER INFORMATION ABOUT REDEEMING AND EXCHANGING FUND SHARES" is replaced with the following:

If you choose to exercise the exchange privilege, your shares will be exchanged at their next determined NAV. Minimum investment requirements must be met, with the exception that if you were a shareholder of any of the Nicholas funds detailed above as of March 1, 2005, you may qualify to exchange into the Class I shares of Nicholas II, Inc., Nicholas Limited Edition, Inc. and Nicholas Equity Income Fund, Inc. If you exercise an exchange into the Nicholas Money Market Fund, Inc. on a day when the NYSE is open for trading but the Federal Reserve Banks are closed, your shares of the Fund will be redeemed on the day upon which the exchange request is received and your Nicholas Money Market Fund, Inc. shares will be issued. However, on days when the Federal Reserve Banks are closed, the Nicholas Money Market Fund, Inc. is unable to invest your exchanged amount; therefore you will not receive interest for this one-day period.